UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — October 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

# The Putnam Fund for Growth and Income

## Annual report
10|31|12

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy has been exhibiting greater underlying strength than previously thought, with employment, consumer spending, manufacturing, and housing data all showing steady improvement this year. U.S. stocks and many international markets have responded by delivering strong returns.

Still, the rise in equities has been accompanied by heightened investor anxiety, fostered by Europe’s ongoing troubles, China’s economic slowdown, and the looming “fiscal cliff” in the United States. We believe volatility will remain a feature of market behavior until these challenges are resolved.

At Putnam, our portfolio managers and analysts are trained to uncover opportunities and manage risk in this type of environment. We also strongly believe that it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help them work toward their financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing capital growth for over 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors had been urging Putnam to introduce a stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear markets of 2000–2002 and 2007–2009.

True to its roots, the fund continues to focus on long-term growth opportunities among large companies, with appropriate attention to managing downside risk.

Growth of a $10,000 investment since fund inception, 11/6/57, through 10/31/12

Class A shares before sales charge. Plotted on a logarithmic scale so that comparable percentage changes appear similar.

$2,841,595
10.82%
annualized return before sales charge
$1,000,000
$100,000
$10,000
$10,000
Through more than 50 years of up and down markets, the fund has maintained its focus on seeking opportunities for investors.
1960
1970
1980
1990
2000
2010

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. The period illustrated is longer than the investment horizon of many investors.

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Had the 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary.

2 The Putnam Fund for Growth and Income

The Putnam Fund for Growth and Income 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

4	The Putnam Fund for Growth and Income

Interview with your fund’s portfolio manager

This was an eventful 12-month period for the stock market. Can you describe the investing environment?

Although major stock market indexes delivered strong, double-digit returns overall for the period, it was anything but a smooth ride for investors. At the start of the fund’s fiscal year in November 2011, investor sentiment began to improve after several turbulent months. Stocks staged an impressive recovery, and in the first three months of 2012, indexes posted their strongest first-quarter gains in over a decade. That rally, however, was followed by a bout of turbulence as investor worries escalated over issues such as Europe’s ongoing sovereign debt crisis and China’s economic slowdown.

The summer months brought yet another market turnaround, when investors looked past these macroeconomic issues and brought stocks to multi-year highs. There is an old Wall Street adage that the market is able to climb a “wall of worry,” and I would say this was the case through much of the period.

How did the fund fare in these conditions?

The fund delivered a solid positive return and outperformed the average return for funds in its Lipper peer group, but it underperformed its benchmark, the Russell 1000 Value Index. A pro-cyclical focus may be one reason the fund lagged its benchmark. I had positioned the portfolio with a bias toward companies that should benefit from an improving

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

The Putnam Fund for Growth and Income	5

economy, and I placed less emphasis on defensive stocks. While this approach was helpful during the first half of the period, it detracted in the latter half. It is unusual that cyclical stocks did not perform better, particularly during the market’s summer rally. When the market is that strong, sectors that have economic sensitivity typically do well, yet many of them lagged, including basic materials, energy, and industrials.

Also worth noting is the considerable outperformance of dividend-paying stocks, which is not surprising as investors seek yield in the current low-interest-rate environment. However, I believed these stocks were getting too expensive and I decided to trim the fund’s exposure a bit, which may have dampened relative performance. I am pleased to report that our stock selection strategies were quite effective, particularly in the technology and financials sectors.

What were some examples of stocks that helped performance versus the index?

Allstate, a property and casualty insurance company, was one of the top-performing stocks in the fund’s portfolio. Pricing in this industry has been increasing at an accelerated pace, and the fund’s overweight position in this holding versus the benchmark proved beneficial. Another overweight position that helped returns was LyondellBasell Industries, a chemical company. As natural gas prices in North America reached a 10-year low, it became much less expensive for LyondellBasell to produce its products. The company’s profit margins improved considerably and the stock, which I added to the portfolio at an attractive price, was a top performer. Another highlight for the fund was Comcast, a provider of cable, video, high-speed Internet, and voice services. In addition to delivering solid revenue and earnings growth, Comcast also benefited from investor demand for dividend-paying stocks during the period.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	The Putnam Fund for Growth and Income

We have the flexibility to invest in stocks that are not in our benchmark at all, and another of the period’s top performers — Apple — falls into this category. Creator of such iconic products as the iPhone and iPad, Apple is one of the world’s largest companies, and is not considered by some investors to be a value stock. However, an important component of a value investing strategy is targeting stocks that are attractively priced. Based on our analysis and measurements such as its price-to-earnings ratio, we believed that Apple stock was inexpensive enough to include in the fund’s portfolio. Although the fund doesn’t hold a large position in Apple, it was the second-biggest contributor to relative performance for the period.

And how about stocks that detracted from returns versus the benchmark?

Despite what I believe are potential strengths, retailer Best Buy has been hampered by competitive pressure from online retailers. The company has felt the impact of a trend known as “showrooming,” in which consumers visit stores to see products, then purchase them online at lower prices. Investors were also distracted by a number of management changes at Best Buy and speculation that its founder may make a bid to take the company private.

Two mature companies that I believe are fundamentally strong, Unisys and Johnson & Johnson, were also among the top detractors. For most of the period, our valuation sensitivity — that is, targeting stocks that are attractively priced in relation to their long-term potential — did not pay off. In general, the least expensive stocks

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/12. Short-term holdings are excluded. Holdings will vary over time.

The Putnam Fund for Growth and Income	7

were the weakest performers. Despite what I believe is an extraordinarily cheap share price, Unisys stock struggled as investors grew concerned about competitive pressure within the information technology industry. Johnson & Johnson is another established company whose stock simply did not appreciate as rapidly as the broader market during the period.

The fund increased its dividend. Would you explain the factors behind that?

The fund pays a quarterly dividend, which largely reflects the degree to which companies in the portfolio are paying dividends. As business conditions and balance sheets have improved following the Great Recession, a greater number of companies have elected to pay dividends. The increase in income from companies in the fund’s portfolio has enabled the fund to increase its dividend from $0.043 per class A share to $0.047. Other share classes had similar increases.

What is your outlook for stock market investing in the coming months?

As we enter a new fiscal year for the fund, many issues remain unresolved across global financial markets. Investors must be vigilant about developments — and setbacks — in the ongoing eurozone debt crisis, the cooling economy in China, and the potential for a destabilizing “fiscal cliff” in the United States. While these are complex challenges, it could be argued that they are adequately discounted in the market, and it is worth considering the compelling valuation opportunities offered by stocks in this environment.

Corporate earnings continue to be a powerful dynamic as well, although this may be changing. While most companies exceeded expectations for bottom-line growth in the most recent quarter, early signs of revenue pressure emerged as fewer companies beat estimates for top-line growth. This trend merits watching, as it coincides with an expected gradual deceleration in earnings

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

8	The Putnam Fund for Growth and Income

growth. For 2012, we are likely to see a decline from last year’s 15% growth rate, and we expect further slowing in 2013. This would create a more challenging backdrop for investing. In a less-robust environment such as this, it is important to be cautious and selective in your investment choices, and to incorporate rigorous fundamental research — which is exactly how we approach our stock selection for the fund’s portfolio.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

After decelerating in the middle of the year, the world’s two largest economies — the United States and China — are showing signs of growth. Stronger housing demand and hiring is appearing in the United States, and factory output and retail sales are rising in China, potentially marking an end to the recent slowdown in that economy. This fall, President Barack Obama was elected to a second term in the United States, and Xi Jinping, in a once-in-a-decade transition of power, was named President of China. Neither country is without its potential difficulties, however. The United States must produce a budget agreement that averts the across-the-board tax increases and austerity measures in the “fiscal cliff,” and China’s new leadership remains untested.

The Putnam Fund for Growth and Income	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.82%	10.70%	9.82%	9.82%	9.99%	9.99%	10.10%	10.03%	10.54%	10.91%	10.91%	10.91%

10 years	62.70	53.36	50.86	50.86	50.84	50.84	54.67	49.29	58.66	66.72	66.75	66.71
Annual average	4.99	4.37	4.20	4.20	4.20	4.20	4.46	4.09	4.72	5.24	5.25	5.24

5 years	–8.81	–14.07	–12.22	–13.65	–12.15	–12.15	–11.08	–14.19	–9.97	–7.72	–7.70	–7.72
Annual average	–1.83	–2.99	–2.57	–2.89	–2.56	–2.56	–2.32	–3.01	–2.08	–1.59	–1.59	–1.59

3 years	35.01	27.25	31.98	28.98	32.06	32.06	32.96	28.32	34.00	36.07	36.09	36.06
Annual average	10.52	8.36	9.69	8.85	9.71	9.71	9.96	8.67	10.25	10.81	10.82	10.81

1 year	15.33	8.71	14.50	9.50	14.46	13.46	14.72	10.71	15.06	15.59	15.61	15.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	The Putnam Fund for Growth and Income

Comparative index returns For periods ended 10/31/12

		Lipper Large-Cap Value
	Russell 1000 Value Index	Funds category average*

Annual average (life of fund)	—†	—†

10 years	103.14%	87.30%
Annual average	7.34	6.41

5 years	–4.91	–7.03
Annual average	–1.00	–1.50

3 years	43.58	34.50
Annual average	12.81	10.36

1 year	16.89	14.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/12, there were 452, 406, 343, and 227 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,086 and $15,084, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,929. A $10,000 investment in the fund’s class R, class R5, class R6, and class Y shares would have been valued at $15,866, $16,672, $16,675, and $16,671, respectively.

The Putnam Fund for Growth and Income	11

Fund price and distribution information For the 12-month period ended 10/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	1	1	4

Income	$0.220		$0.118	$0.119	$0.152		$0.187	$0.057	$0.059	$0.254

Capital gains	—		—	—	—		—	—	—	—

Total	$0.220		$0.118	$0.119	$0.152		$0.187	$0.057	$0.059	$0.254

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/11	$12.79	$13.57	$12.56	$12.74	$12.69	$13.15	$12.72	—	—	$12.82

7/2/12*	—	—	—	—	—	—	—	$13.64	$13.64	—

10/31/12	14.51	15.40	14.25	14.45	14.39	14.91	14.43	14.54	14.54	14.54

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	1.30%	1.22%	0.59%	0.55%	0.81%	0.78%	1.05%	1.57%	1.62%	1.54%

Current 30-day
SEC yield [2]	N/A	1.28	0.62	0.62	N/A	0.84	1.11	1.69	1.79	1.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

1 Most recent distribution, excluding capital gains, annualized and divided by the fund’s share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.83%	10.71%	9.83%	9.83%	10.00%	10.00%	10.11%	10.04%	10.55%	10.93%	10.93%	10.92%

10 years	74.51	64.49	61.72	61.72	61.71	61.71	65.85	60.01	70.16	78.81	78.83	78.80
Annual average	5.73	5.10	4.92	4.92	4.92	4.92	5.19	4.81	5.46	5.98	5.98	5.98

5 years	–9.73	–14.94	–13.16	–14.57	–13.12	–13.12	–12.03	–15.12	–10.89	–8.66	–8.64	–8.66
Annual average	–2.03	–3.18	–2.78	–3.10	–2.77	–2.77	–2.53	–3.23	–2.28	–1.80	–1.79	–1.80

3 years	30.65	23.15	27.65	24.65	27.67	27.67	28.64	24.17	29.65	31.60	31.61	31.59
Annual average	9.32	7.19	8.48	7.62	8.48	8.48	8.76	7.48	9.04	9.59	9.59	9.58

1 year	29.61	22.18	28.50	23.50	28.46	27.46	28.81	24.29	29.16	29.77	29.79	29.77

12	The Putnam Fund for Growth and Income

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/11	1.10%	1.85%	1.85%	1.60%	1.35%	0.67%*	0.57%*	0.85%

Annualized expense ratio
for the six-month period
ended 10/31/12†	1.08%	1.83%	1.83%	1.58%	1.33%	0.68%	0.58%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2012 (or, in the case of class R5 and R6 shares, for the period from July 3, 2012 (commencement of operations)) to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.51	$9.32	$9.32	$8.05	$6.78	$2.33‡	$1.98‡	$4.24

Ending value (after expenses)	$1,029.20	$1,025.80	$1,025.40	$1,026.70	$1,028.10	$1,070.10	$1,070.20	$1,030.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 5/1/12 to 10/31/12, they would have been higher.

The Putnam Fund for Growth and Income	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2012, use the following calculation method. To find the value of your investment on May 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.48	$9.27	$9.27	$8.01	$6.75	$3.46	$2.95	$4.22

Ending value (after expenses)	$1,019.71	$1,015.94	$1,015.94	$1,017.19	$1,018.45	$1,021.72	$1,022.22	$1,020.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 10/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	The Putnam Fund for Growth and Income

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

The Putnam Fund for Growth and Income	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2012, Putnam employees had approximately $338,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	The Putnam Fund for Growth and Income

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

The Putnam Fund for Growth and Income	17

particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

18	The Putnam Fund for Growth and Income

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

The Putnam Fund for Growth and Income	19

not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 524, 471 and 418 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one- and five-year periods ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was primarily due to the fund’s overweight position in sectors that typically perform well when the economy is in an expansionary phase and its underweight position in more defensive sectors during a period in which defensive stocks outperformed. They also considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2007 and noted Putnam Management’s view that performance in 2007 was hurt by the fund’s overweight exposure to the financials sector, which began to experience extreme distress in the summer of 2007.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They observed that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that the fund’s relative performance had generally improved under this portfolio manager (notwithstanding the fund’s poor performance in 2011), with the fund ranking in the second quartile for the three-year period ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with

20	The Putnam Fund for Growth and Income

individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

The Putnam Fund for Growth and Income	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	The Putnam Fund for Growth and Income

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2012

The Putnam Fund for Growth and Income	23

The fund’s portfolio 10/31/12

COMMON STOCKS (98.6%)*	Shares	Value

Aerospace and defense (4.8%)
Embraer SA ADR (Brazil) S	674,600	$18,828,086

General Dynamics Corp.	128,200	8,727,856

Honeywell International, Inc.	1,086,600	66,543,384

L-3 Communications Holdings, Inc.	427,300	31,534,740

Northrop Grumman Corp.	530,900	36,467,521

United Technologies Corp.	641,300	50,124,008

		212,225,595
Air freight and logistics (0.3%)
FedEx Corp.	157,800	14,516,022

		14,516,022
Airlines (0.2%)
Delta Air Lines, Inc. †	1,081,500	10,414,845

		10,414,845
Auto components (0.9%)
American Axle & Manufacturing Holdings, Inc. † S	903,200	9,817,784

Johnson Controls, Inc.	825,500	21,256,625

Valeo SA (France)	199,595	8,770,483

		39,844,892
Automobiles (0.6%)
Ford Motor Co.	1,474,800	16,458,768

Nissan Motor Co., Ltd. (Japan)	1,064,300	8,913,507

		25,372,275
Beverages (0.8%)
Coca-Cola Enterprises, Inc.	1,060,200	33,332,688

		33,332,688
Biotechnology (0.3%)
Amgen, Inc.	88,400	7,650,578

Cubist Pharmaceuticals, Inc. †	65,900	2,827,110

Dendreon Corp. † S	379,300	1,441,340

		11,919,028
Building products (0.2%)
Owens Corning, Inc. †	262,500	8,817,375

		8,817,375
Capital markets (4.8%)
Apollo Global Management, LLC. Class A	626,400	9,515,016

Bank of New York Mellon Corp. (The) S	885,400	21,878,234

Blackstone Group LP (The)	968,700	14,879,232

Charles Schwab Corp. (The) S	1,216,400	16,518,712

Goldman Sachs Group, Inc. (The)	339,693	41,575,026

KKR & Co. LP	1,091,477	16,426,729

Legg Mason, Inc. S	325,200	8,286,096

Morgan Stanley	2,262,200	39,317,036

State Street Corp.	1,028,200	45,826,874

		214,222,955
Chemicals (1.9%)
Celanese Corp. Ser. A	203,000	7,711,970

Dow Chemical Co. (The) S	974,700	28,558,710

E.I. du Pont de Nemours & Co.	222,600	9,910,152

LyondellBasell Industries NV Class A (Netherlands)	527,900	28,184,581

Tronox, Ltd. Class A	469,265	9,568,313

		83,933,726

24	The Putnam Fund for Growth and Income

COMMON STOCKS (98.6%)* cont.	Shares	Value

Commercial banks (4.1%)
Barclays PLC (United Kingdom)	2,296,024	$8,481,081

Fifth Third Bancorp	1,125,900	16,359,327

First Horizon National Corp. S	1,264,000	11,767,840

KeyCorp	601,400	5,063,788

U.S. Bancorp	869,700	28,882,737

Wells Fargo & Co.	3,290,879	110,869,714

		181,424,487
Commercial services and supplies (0.9%)
ADT Corp. (The) †	367,621	15,259,948

Tyco International, Ltd.	931,742	25,035,908

		40,295,856
Communications equipment (1.9%)
Cisco Systems, Inc.	3,056,657	52,391,101

Juniper Networks, Inc. † S	367,500	6,089,475

Polycom, Inc. †	1,479,225	14,821,835

Qualcomm, Inc.	217,900	12,763,493

		86,065,904
Computers and peripherals (1.8%)
Apple, Inc.	33,300	19,816,830

Hewlett-Packard Co.	2,006,000	27,783,100

NetApp, Inc. †	317,100	8,529,990

SanDisk Corp. †	522,600	21,823,776

		77,953,696
Construction and engineering (0.6%)
Fluor Corp. S	313,800	17,525,730

KBR, Inc.	395,500	11,018,630

		28,544,360
Consumer finance (0.6%)
Capital One Financial Corp.	421,938	25,388,009

		25,388,009
Diversified financial services (7.7%)
Bank of America Corp.	7,809,694	72,786,348

Citigroup, Inc.	3,076,080	115,014,631

JPMorgan Chase & Co.	3,683,782	153,540,034

		341,341,013
Diversified telecommunication services (2.1%)
AT&T, Inc.	700,600	24,233,754

CenturyLink, Inc. S	208,100	7,986,878

Verizon Communications, Inc. S	1,378,259	61,525,482

		93,746,114
Electric utilities (1.5%)
Edison International	450,000	21,123,000

Entergy Corp. S	211,815	15,373,533

Great Plains Energy, Inc. S	572,441	12,845,576

NextEra Energy, Inc.	126,000	8,827,560

PPL Corp. S	307,600	9,098,808

		67,268,477
Electronic equipment, instruments, and components (0.4%)
Corning, Inc.	1,057,400	12,424,450

TE Connectivity, Ltd. S	196,400	6,320,152

		18,744,602

The Putnam Fund for Growth and Income	25

COMMON STOCKS (98.6%)* cont.	Shares	Value

Energy equipment and services (3.1%)
Cameron International Corp. †	407,700	$20,645,928

Halliburton Co.	1,453,000	46,917,370

Nabors Industries, Ltd. † S	1,112,400	15,006,276

Oil States International, Inc. †	142,500	10,416,750

Schlumberger, Ltd.	431,539	30,004,907

Transocean, Ltd. (Switzerland)	295,500	13,501,395

		136,492,626
Food and staples retail (1.6%)
CVS Caremark Corp.	653,300	30,313,120

Kroger Co. (The) S	568,700	14,342,614

Walgreen Co.	761,500	26,827,645

		71,483,379
Food products (0.2%)
Hillshire Brands Co.	345,220	8,979,172

		8,979,172
Health-care equipment and supplies (2.2%)
Baxter International, Inc.	798,400	50,003,792

Boston Scientific Corp. †	806,087	4,143,287

Covidien PLC	635,272	34,908,196

St. Jude Medical, Inc.	255,200	9,763,952

		98,819,227
Health-care providers and services (3.0%)
Aetna, Inc. S	894,300	39,080,910

CIGNA Corp.	600,700	30,635,700

Express Scripts Holding Co. †	149,300	9,187,922

Humana, Inc.	185,700	13,791,939

UnitedHealth Group, Inc.	709,400	39,726,400

		132,422,871
Hotels, restaurants, and leisure (0.3%)
McDonald’s Corp.	147,900	12,837,720

		12,837,720
Household durables (0.9%)
D.R. Horton, Inc. S	820,200	17,191,392

Newell Rubbermaid, Inc.	1,034,600	21,354,144

		38,545,536
Household products (0.7%)
Procter & Gamble Co. (The)	438,300	30,347,892

		30,347,892
Independent power producers and energy traders (0.8%)
AES Corp. (The) †	1,730,100	18,079,545

Calpine Corp. †	1,084,800	19,092,480

		37,172,025
Industrial conglomerates (1.6%)
General Electric Co. S	3,436,020	72,362,581

		72,362,581
Insurance (7.7%)
ACE, Ltd.	360,200	28,329,730

Aflac, Inc.	977,600	48,664,928

Allstate Corp. (The)	1,322,100	52,857,558

American International Group, Inc. †	264,100	9,225,013

Assured Guaranty, Ltd.	1,036,980	14,403,652

Chubb Corp. (The) S	182,375	14,039,228

26	The Putnam Fund for Growth and Income

COMMON STOCKS (98.6%)* cont.	Shares	Value

Insurance cont.
Everest Re Group, Ltd.	164,720	$18,292,156

Fidelity National Financial, Inc. Class A	347,400	7,437,834

Hartford Financial Services Group, Inc. (The) S	1,314,800	28,544,308

Marsh & McLennan Cos., Inc.	253,700	8,633,411

MetLife, Inc. S	1,530,787	54,327,631

Prudential Financial, Inc.	367,300	20,954,465

Prudential PLC (United Kingdom)	859,012	11,803,881

XL Group PLC	930,500	23,020,570

		340,534,365
IT Services (0.7%)
Computer Sciences Corp. S	341,000	10,383,450

IBM Corp.	55,700	10,835,321

Total Systems Services, Inc.	264,400	5,946,356

Unisys Corp. †	348,921	5,949,103

		33,114,230
Leisure equipment and products (0.4%)
Hasbro, Inc. S	388,100	13,967,719

LeapFrog Enterprises, Inc. † S	496,700	4,390,828

		18,358,547
Machinery (1.9%)
Cummins, Inc.	96,000	8,983,680

Eaton Corp. S	324,700	15,332,334

Ingersoll-Rand PLC	175,700	8,263,171

Joy Global, Inc. S	377,700	23,587,365

Navistar International Corp. † S	407,000	7,631,250

Parker Hannifin Corp.	81,300	6,395,058

Stanley Black & Decker, Inc.	188,000	13,028,400

		83,221,258
Marine (0.2%)
Kirby Corp. †	121,700	6,995,316

		6,995,316
Media (4.8%)
Comcast Corp. Class A	2,071,900	77,716,969

DISH Network Corp. Class A	879,900	31,350,837

News Corp. Class A	460,300	11,010,376

Time Warner Cable, Inc.	182,180	18,055,860

Time Warner, Inc.	1,452,600	63,115,470

Walt Disney Co. (The)	257,500	12,635,525

		213,885,037
Metals and mining (1.8%)
Alcoa, Inc. S	675,200	5,786,464

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	583,438	22,684,069

Newmont Mining Corp.	283,000	15,437,650

Nucor Corp.	317,300	12,733,249

Rio Tinto PLC (United Kingdom)	373,715	18,633,924

Steel Dynamics, Inc.	380,100	4,808,265

		80,083,621

The Putnam Fund for Growth and Income	27

COMMON STOCKS (98.6%)* cont.	Shares	Value

Multi-utilities (1.3%)
Ameren Corp.	669,200	$22,003,296

CMS Energy Corp.	274,100	6,666,112

National Grid PLC (United Kingdom)	883,144	10,069,017

PG&E Corp.	417,800	17,764,856

		56,503,281
Multiline retail (1.0%)
J.C. Penney Co., Inc. S	274,300	6,585,943

Macy’s, Inc.	365,400	13,910,778

Target Corp.	381,600	24,327,000

		44,823,721
Oil, gas, and consumable fuels (10.8%)
Anadarko Petroleum Corp.	199,500	13,727,595

Apache Corp.	205,222	16,982,121

Cabot Oil & Gas Corp.	591,100	27,769,878

Chevron Corp.	483,000	53,231,430

ConocoPhillips	279,800	16,186,430

CONSOL Energy, Inc. S	212,500	7,471,500

Energen Corp. S	132,900	6,199,785

Exxon Mobil Corp.	884,992	80,684,721

Hess Corp.	617,900	32,291,454

Marathon Oil Corp.	1,885,800	56,687,148

Noble Energy, Inc.	401,500	38,146,515

Nordic American Tankers, Ltd. (Norway) S	482,100	4,049,640

Occidental Petroleum Corp.	77,714	6,136,297

Royal Dutch Shell PLC ADR (United Kingdom)	890,606	60,988,699

Southwestern Energy Co. † S	899,000	31,195,300

Suncor Energy, Inc. (Canada)	267,500	8,977,822

Total SA ADR (France) S	371,500	18,723,600

		479,449,935
Paper and forest products (0.5%)
International Paper Co. S	488,500	17,502,955

MeadWestvaco Corp.	225,100	6,683,219

		24,186,174
Personal products (0.4%)
Avon Products, Inc. S	1,093,600	16,939,864

		16,939,864
Pharmaceuticals (8.3%)
Eli Lilly & Co.	620,300	30,165,189

Johnson & Johnson S	1,363,800	96,584,316

Merck & Co., Inc.	2,165,391	98,806,791

Pfizer, Inc.	4,363,845	108,528,825

Sanofi ADR (France) S	209,500	9,186,575

Shire PLC ADR (United Kingdom) S	119,600	10,093,044

Teva Pharmaceutical Industries, Ltd. ADR (Israel) S	240,800	9,733,136

Watson Pharmaceuticals, Inc. †	83,600	7,185,420

		370,283,296
Real estate investment trusts (REITs) (0.2%)
MFA Financial, Inc.	1,237,100	10,107,107

		10,107,107

28	The Putnam Fund for Growth and Income

COMMON STOCKS (98.6%)* cont.	Shares	Value

Real estate management and development (0.1%)
Realogy Holdings Corp. †	157,498	$5,597,479

		5,597,479
Semiconductors and semiconductor equipment (1.6%)
Advanced Micro Devices, Inc. † S	2,108,445	4,322,312

First Solar, Inc. † S	603,000	14,658,930

Intel Corp. S	822,700	17,790,888

Lam Research Corp. †	369,550	13,082,070

Texas Instruments, Inc.	815,000	22,893,350

		72,747,550
Software (2.0%)
Microsoft Corp.	2,625,200	74,910,082

Oracle Corp.	420,300	13,050,315

		87,960,397
Specialty retail (2.1%)
American Eagle Outfitters, Inc.	577,900	12,060,773

AutoZone, Inc. †	17,100	6,412,500

Bed Bath & Beyond, Inc. †	299,500	17,275,160

Best Buy Co., Inc. S	1,130,800	17,199,468

Lowe’s Cos., Inc.	770,200	24,939,076

Office Depot, Inc. †	3,601,600	8,931,968

Staples, Inc. S	580,600	6,685,609

		93,504,554
Tobacco (1.2%)
Altria Group, Inc.	234,700	7,463,460

Lorillard, Inc.	160,500	18,619,605

Philip Morris International, Inc.	310,100	27,462,456

		53,545,521
Wireless telecommunication services (0.8%)
Sprint Nextel Corp. †	3,019,000	16,725,260

Vodafone Group PLC ADR (United Kingdom)	701,000	19,081,218

		35,806,478

Total common stocks (cost $4,048,049,489)		$4,382,482,679

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	315,309	$12,817,311

Total convertible preferred stocks (cost $10,591,296)		$12,817,311

SHORT-TERM INVESTMENTS (12.2%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	495,245,270	$495,245,270

Putnam Money Market Liquidity Fund 0.16% L	44,421,874	44,421,874

U.S. Treasury Bills with effective yields ranging from
0.168% to 0.177%, October 17, 2013 ##	$1,252,000	1,249,904

Total short-term investments (cost $540,917,019)		$540,917,048

TOTAL INVESTMENTS

Total investments (cost $4,599,557,804)		$4,936,217,038

The Putnam Fund for Growth and Income	29

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through October 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,442,530,367.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $784,814 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/12

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
shares	851,194	8/16/13	(1 month USD-
			LIBOR-BBA plus
			40 bp)	EMC Corp.	$(1,614,868)

shares	137,553	8/16/13	1 month USD-
			LIBOR-BBA minus
			35 bp	VMware, Inc.	823,319

Total					$(791,549)

30	The Putnam Fund for Growth and Income

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$469,488,292	$17,683,990	$—

Consumer staples	214,628,516	—	—

Energy	615,942,561	—	—

Financials	1,098,330,453	20,284,962	—

Health care	613,444,422	—	—

Industrials	477,393,208	—	—

Information technology	376,586,379	—	—

Materials	169,569,597	18,633,924	—

Telecommunication services	129,552,592	—	—

Utilities	150,874,766	10,069,017	—

Total common stocks	4,315,810,786	66,671,893	—

Convertible preferred stocks	—	12,817,311	—

Short-term investments	44,421,874	496,495,174	—

Totals by level	$4,360,232,660	$575,984,378	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$(791,549)	$—

Totals by level	$—	$(791,549)	$—

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	31

Statement of assets and liabilities 10/31/12

ASSETS

Investment in securities, at value, including $484,614,297 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,059,890,660)	$4,396,549,894
Affiliated issuers (identified cost $539,667,144) (Notes 1 and 6)	539,667,144

Dividends, interest and other receivables	4,236,777

Receivable for shares of the fund sold	774,066

Receivable for investments sold	15,297,763

Unrealized appreciation on swap contracts (Note 1)	823,319

Total assets	4,957,348,963

LIABILITIES

Distributions payable to shareholders	258

Payable for investments purchased	4,502,056

Payable for shares of the fund repurchased	7,130,222

Payable for compensation of Manager (Note 2)	1,848,833

Payable for investor servicing fees (Note 2)	997,487

Payable for custodian fees (Note 2)	20,295

Payable for Trustee compensation and expenses (Note 2)	1,729,908

Payable for administrative services (Note 2)	8,751

Payable for distribution fees (Note 2)	1,041,431

Unrealized depreciation on swap contracts (Note 1)	1,614,868

Collateral on securities loaned, at value (Note 1)	495,245,270

Other accrued expenses	679,217

Total liabilities	514,818,596

Net assets	$4,442,530,367

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,968,122,815

Undistributed net investment income (Note 1)	8,605,001

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,870,066,712)

Net unrealized appreciation of investments	335,869,263

Total — Representing net assets applicable to capital shares outstanding	$4,442,530,367

(Continued on next page)

32	The Putnam Fund for Growth and Income

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,232,973,195 divided by 291,809,010 shares)	$14.51

Offering price per class A share (100/94.25 of $14.51)*	$15.40

Net asset value and offering price per class B share ($91,288,678 divided by 6,408,395 shares)**	$14.25

Net asset value and offering price per class C share ($36,561,186 divided by 2,531,047 shares)**	$14.45

Net asset value and redemption price per class M share ($30,627,218 divided by 2,128,760 shares)	$14.39

Offering price per class M share (100/96.50 of $14.39)*	$14.91

Net asset value, offering price and redemption price per class R share
($3,445,705 divided by 238,836 shares)	$14.43

Net asset value, offering price and redemption price per class R5 share
($10,701 divided by 736 shares)	$14.54

Net asset value, offering price and redemption price per class R6 share
($10,703 divided by 736 shares)	$14.54

Net asset value, offering price and redemption price per class Y share
($47,612,981 divided by 3,274,875 shares)	$14.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	33

Statement of operations Year ended 10/31/12

INVESTMENT INCOME

Dividends (net of foreign tax of $776,640)	$116,344,581

Interest (including interest income of $58,511 from investments in affiliated issuers) (Note 6)	59,043

Securities lending (Note 1)	982,786

Total investment income	117,386,410

EXPENSES

Compensation of Manager (Note 2)	21,457,542

Investor servicing fees (Note 2)	13,957,474

Custodian fees (Note 2)	40,360

Trustee compensation and expenses (Note 2)	393,555

Administrative services (Note 2)	134,964

Distribution fees (Note 2)	12,133,902

Other	1,364,648

Total expenses	49,482,445

Expense reduction (Note 2)	(421,272)

Net expenses	49,061,173

Net investment income	68,325,237

Net realized gain on investments (Notes 1 and 3)	345,462,505

Net realized gain on swap contracts (Note 1)	1,017,842

Net realized gain on foreign currency transactions (Note 1)	5,837

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,578

Net unrealized appreciation of investments and swap contracts during the year	213,746,741

Net gain on investments	560,234,503

Net increase in net assets resulting from operations	$628,559,740

The accompanying notes are an integral part of these financial statements.

34	The Putnam Fund for Growth and Income

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/12	Year ended 10/31/11

Operations:
Net investment income	$68,325,237	$55,932,573

Net realized gain on investments
and foreign currency transactions	346,486,184	584,047,107

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	213,748,319	(467,501,278)

Net increase in net assets resulting from operations	628,559,740	172,478,402

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(68,349,542)	(51,130,098)

Class B	(904,433)	(467,457)

Class C	(325,159)	(132,685)

Class M	(367,758)	(224,970)

Class R	(45,998)	(30,264)

Class R5	(42)	—

Class R6	(43)	—

Class Y	(797,314)	(732,673)

Increase in capital from settlement payments (Note 8)	—	2,193,206

Decrease from capital share transactions (Note 4)	(517,267,352)	(640,363,565)

Total increase (decrease) in net assets	40,502,099	(518,410,104)

NET ASSETS

Beginning of year	4,402,028,268	4,920,438,372

End of year (including undistributed net investment income
of $8,605,001 and $10,396,507, respectively)	$4,442,530,367	$4,402,028,268

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
October 31, 2012	$12.79	.21	1.73	1.94	(.22)	—	—	(.22)	—	—	$14.51	15.33	$4,232,973	1.10	1.57	34
October 31, 2011	12.56	.16	.21	.37	(.15)	—	—	(.15)	—	.01 [d]	12.79	2.99	4,176,494	1.10	1.17	45
October 31, 2010	11.15	.12	1.40	1.52	(.11)	—	—	(.11)	— [e]	—	12.56	13.65	4,607,805	1.16	.99	48
October 31, 2009	10.09	.15	1.11 [f,g]	1.26	(.20)	—	— [e]	(.20)	— [e]	— [e,h]	11.15	12.99 [f,g]	4,631,517	1.21 [i]	1.52 [i]	57
October 31, 2008	20.26	.24	(7.27)	(7.03)	(.31)	(2.83)	—	(3.14)	— [e]	—	10.09	(40.22)	4,754,294	1.00 [i]	1.71 [i]	35

Class B
October 31, 2012	$12.56	.11	1.70	1.81	(.12)	—	—	(.12)	—	—	$14.25	14.50	$91,289	1.85	.84	34
October 31, 2011	12.34	.06	.19	.25	(.04)	—	—	(.04)	—	.01 [d]	12.56	2.14	108,621	1.85	.41	45
October 31, 2010	10.95	.03	1.38	1.41	(.02)	—	—	(.02)	— [e]	—	12.34	12.85	159,231	1.91	.27	48
October 31, 2009	9.91	.08	1.09 [f,g]	1.17	(.13)	—	— [e]	(.13)	— [e]	— [e,h]	10.95	12.11 [f,g]	226,198	1.96 [i]	.85 [i]	57
October 31, 2008	19.94	.13	(7.14)	(7.01)	(.19)	(2.83)	—	(3.02)	— [e]	—	9.91	(40.68)	319,813	1.75 [i]	.96 [i]	35

Class C
October 31, 2012	$12.74	.11	1.72	1.83	(.12)	—	—	(.12)	—	—	$14.45	14.46	$36,561	1.85	.82	34
October 31, 2011	12.51	.06	.21	.27	(.05)	—	—	(.05)	—	.01 [d]	12.74	2.21	36,035	1.85	.42	45
October 31, 2010	11.10	.03	1.40	1.43	(.02)	—	—	(.02)	— [e]	—	12.51	12.88	37,264	1.91	.24	48
October 31, 2009	10.05	.07	1.11 [f,g]	1.18	(.13)	—	— [e]	(.13)	— [e]	— [e,h]	11.10	12.07 [f,g]	37,309	1.96 [i]	.76 [i]	57
October 31, 2008	20.17	.13	(7.23)	(7.10)	(.19)	(2.83)	—	(3.02)	— [e]	—	10.05	(40.64)	36,166	1.75 [i]	.96 [i]	35

Class M
October 31, 2012	$12.69	.15	1.70	1.85	(.15)	—	—	(.15)	—	—	$14.39	14.72	$30,627	1.60	1.08	34
October 31, 2011	12.46	.09	.21	.30	(.08)	—	—	(.08)	—	.01 [d]	12.69	2.48	33,357	1.60	.67	45
October 31, 2010	11.06	.06	1.39	1.45	(.05)	—	—	(.05)	— [e]	—	12.46	13.09	38,209	1.66	.49	48
October 31, 2009	10.01	.10	1.10 [f,g]	1.20	(.15)	—	— [e]	(.15)	— [e]	— [e,h]	11.06	12.40 [f,g]	39,681	1.71 [i]	1.00 [i]	57
October 31, 2008	20.11	.17	(7.21)	(7.04)	(.23)	(2.83)	—	(3.06)	— [e]	—	10.01	(40.50)	36,633	1.50 [i]	1.21 [i]	35

Class R
October 31, 2012	$12.72	.18	1.72	1.90	(.19)	—	—	(.19)	—	—	$14.43	15.06	$3,446	1.35	1.31	34
October 31, 2011	12.50	.12	.20	.32	(.11)	—	—	(.11)	—	.01 [d]	12.72	2.65	3,151	1.35	.92	45
October 31, 2010	11.09	.09	1.40	1.49	(.08)	—	—	(.08)	— [e]	—	12.50	13.45	3,554	1.41	.74	48
October 31, 2009	10.04	.12	1.11 [f,g]	1.23	(.18)	—	— [e]	(.18)	— [e]	— [e,h]	11.09	12.69 [f,g]	3,579	1.46 [i]	1.21 [i]	57
October 31, 2008	20.19	.20	(7.24)	(7.04)	(.28)	(2.83)	—	(3.11)	— [e]	—	10.04	(40.38)	2,905	1.25 [i]	1.44 [i]	35

Class R5
October 31, 2012†	$13.64	.08	.88	.96	(.06)	—	—	(.06)	—	—	$14.54	7.01*	$11	.22*	.53*	34

Class R6
October 31, 2012†	$13.64	.08	.88	.96	(.06)	—	—	(.06)	—	—	$14.54	7.02*	$11	.19*	.57*	34

Class Y
October 31, 2012	$12.82	.25	1.72	1.97	(.25)	—	—	(.25)	—	—	$14.54	15.59	$47,613.85		1.82	34
October 31, 2011	12.59	.20	.20	.40	(.18)	—	—	(.18)	—	.01 [d]	12.82	3.26	44,370.85		1.45	45
October 31, 2010	11.17	.15	1.41	1.56	(.14)	—	—	(.14)	— [e]	—	12.59	13.99	74,376.91		1.24	48
October 31, 2009	10.12	.20	1.08 [f,g]	1.28	(.23)	—	— [e]	(.23)	— [e]	— [e,h]	11.17	13.15 [f,g]	79,716	.96 [i]	2.37 [i]	57
October 31, 2008	20.31	.27	(7.28)	(7.01)	(.35)	(2.83)	—	(3.18)	— [e]	—	10.12	(40.06)	654,582	.75 [i]	1.96 [i]	35

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	37

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.51% for the year ended October 31, 2009.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.07 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 0.71% for the year ended October 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.02%

October 31, 2008	<0.01

October 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

38	The Putnam Fund for Growth and Income

Notes to financial statements 10/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through October 31, 2012.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to invest mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that we believe are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

The Putnam Fund for Growth and Income	39

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

40	The Putnam Fund for Growth and Income

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 300,000 on purchased options contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,000,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $791,549 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,249,872.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $484,614,297 and the fund received cash collateral of $495,245,270.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other

The Putnam Fund for Growth and Income	41

Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2012, the fund had a capital loss carryover of $1,800,765,175 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$42,693,273	$—	$42,693,273	October 31, 2015

293,460,154	—	293,460,154	October 31, 2016

1,464,611,748	—	1,464,611,748	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $673,546 to increase undistributed net investment income and $673,546 to increase accumulated net realized losses.

42	The Putnam Fund for Growth and Income

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$577,990,434
Unrealized depreciation	(310,632,737)

Net unrealized appreciation	267,357,697
Undistributed ordinary income	7,815,287
Capital loss carryforward	(1,800,765,175)
Cost for federal income tax purposes	$4,668,859,341

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$13,286,155	Class R5	5

Class B	311,807	Class R6	1

Class C	115,273	Class Y	132,402

Class M	101,235	Total	$13,957,474

Class R	10,596

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

The Putnam Fund for Growth and Income	43

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,728 under the expense offset arrangements and by $409,544 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,507, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$10,526,604	Class M	240,185

Class B	984,934	Class R	16,824

Class C	365,355	Total	$12,133,902

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $175,075 and $1,165 from the sale of class A and class M shares, respectively, and received $93,139 and $3,175 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $81 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,503,828,090 and $1,997,666,203, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

44	The Putnam Fund for Growth and Income

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/12		Year ended 10/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,620,813	$90,248,499	8,921,188	$120,383,482

Shares issued in connection with
reinvestment of distributions	4,644,183	61,677,615	3,516,498	45,884,613

	11,264,996	151,926,114	12,437,686	166,268,095

Shares repurchased	(45,951,277)	(626,395,445)	(52,738,582)	(708,368,834)

Net decrease	(34,686,281)	$(474,469,331)	(40,300,896)	$(542,100,739)

	Year ended 10/31/12		Year ended 10/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	618,650	$8,333,165	659,991	$8,726,805

Shares issued in connection with
reinvestment of distributions	68,391	874,379	35,549	449,315

	687,041	9,207,544	695,540	9,176,120

Shares repurchased	(2,923,409)	(39,263,129)	(4,959,094)	(66,033,399)

Net decrease	(2,236,368)	$(30,055,585)	(4,263,554)	$(56,857,279)

	Year ended 10/31/12		Year ended 10/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	287,914	$3,921,802	384,807	$5,011,051

Shares issued in connection with
reinvestment of distributions	23,476	305,134	9,641	122,792

	311,390	4,226,936	394,448	5,133,843

Shares repurchased	(608,753)	(8,259,660)	(544,888)	(7,251,857)

Net decrease	(297,363)	$(4,032,724)	(150,440)	$(2,118,014)

	Year ended 10/31/12		Year ended 10/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	65,937	$878,877	93,933	$1,232,524

Shares issued in connection with
reinvestment of distributions	27,069	352,721	16,644	214,103

	93,006	1,231,598	110,577	1,446,627

Shares repurchased	(593,007)	(8,000,994)	(548,199)	(7,345,711)

Net decrease	(500,001)	$(6,769,396)	(437,622)	$(5,899,084)

The Putnam Fund for Growth and Income	45

	Year ended 10/31/12		Year ended 10/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	34,141	$461,282	37,738	$505,658

Shares issued in connection with
reinvestment of distributions	3,488	45,950	2,331	30,240

	37,629	507,232	40,069	535,898

Shares repurchased	(46,451)	(643,389)	(76,847)	(1,040,633)

Net decrease	(8,822)	$(136,157)	(36,778)	$(504,735)

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R5	Shares	Amount

Shares sold	733	$10,000

Shares issued in connection with reinvestment of distributions	3	42

	736	10,042

Shares repurchased	—	—

Net increase	736	$10,042

	For the period 7/3/12
	(commencement of operations) to 10/31/12

Class R6	Shares	Amount

Shares sold	733	$10,000

Shares issued in connection with reinvestment of distributions	3	43

	736	10,043

Shares repurchased	—	—

Net increase	736	$10,043

	Year ended 10/31/12		Year ended 10/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	793,917	$11,264,890	948,203	$13,104,539

Shares issued in connection with
reinvestment of distributions	57,330	762,552	53,858	705,084

	851,247	12,027,442	1,002,061	13,809,623

Shares repurchased	(1,037,367)	(13,851,686)	(3,448,242)	(46,693,337)

Net decrease	(186,120)	$(1,824,244)	(2,446,181)	$(32,883,714)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares	Percentage of ownership	Value

Class R5	736	100%	$10,701

Class R6	736	100	10,703

46	The Putnam Fund for Growth and Income

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$823,319	Payables	$1,614,868

Total		$823,319		$1,614,868

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Swaps	Total

Equity contracts	$(275,570)	$1,017,842	$742,272

Total	$(275,570)	$1,017,842	$742,272

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$(791,549)	$(791,549)

Total	$(791,549)	$(791,549)

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$44,794,412	$593,059,067	$593,431,605	$58,511	$44,421,874

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,152,407 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and,

The Putnam Fund for Growth and Income	47

in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $40,799 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

48	The Putnam Fund for Growth and Income

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $120,264 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

The Putnam Fund for Growth and Income	49

About the Trustees

Independent Trustees

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

### Ravi Akhoury

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

**Other directorships:** RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

### Barbara M. Baumann

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

**Other directorships:** SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

### Jameson A. Baxter

*Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011*

**Principal occupations during past five years:** President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

### Charles B. Curtis

*Born 1940, Trustee since 2001*

**Principal occupations during past five years:** Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

**Other directorships:** Southern California Edison, a regulated electric utility, and its parent company, Edison International

### Robert J. Darretta

*Born 1946, Trustee since 2007*

**Principal occupations during past five years:** Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

**Other directorships:** UnitedHealth Group, a diversified health-care company

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

### John A. Hill

*Born 1942, Trustee since 1985 and Chairman from 2000 to 2011*

**Principal occupations during past five years:** Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

**Other directorships:** Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	The Putnam Fund for Growth and Income

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

The Putnam Fund for Growth and Income	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52	The Putnam Fund for Growth and Income

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
PricewaterhouseCoopers LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN022
278021 12/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2012	$234,489	$—	$8,407	$8,735
October 31, 2011	$272,321	$—	$12,363	$—

For the fiscal years ended October 31 2012 and October 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $256,651 and $189,745 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2012	$ —	$122,500	$ —	$ —

October 31, 2011	$ —	$157,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 28, 2012